                                                                                              EXHIBIT 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this registration statement of our report dated June 25,
2002, relating to the financial statements and supplemental schedule of the Southern California Edison Company
Stock Savings Plus Plan appearing in the Plan's Annual Report on Form 11-K for the year ended December 31, 2001, and to all references to our firm included in this registration statement.

BDO SEIDMAN, LLP
BDO Seidman, LLP

Los Angeles, California
NOVEMBER 1, 2002